Equitable Financial Life Insurance Company

Supplement dated February 27, 2025 to the Modernized Alternative Disclosure Annual Notice Document dated May 1, 2024, to the prospectuses listed below:

•	Corporate Owned Incentive Life®
•	Incentive Life® COLI ‘04
•	Incentive Life® COLI

This Supplement modifies certain information in the above-referenced current Appendix listing available Portfolio Companies in the most recent notices, prospectuses, and supplements to the prospectuses, as previously supplemented (together the ‘‘Prospectuses’’). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Special terms not defined in this Supplement have the same meaning as in the Prospectus. We will send you another copy of the Prospectus or any prior supplement thereto without charge upon request. For additional information, please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding a Portfolio reorganization. Please note the following:

1. PSF Natural Resources Portfolio Reorganization

On or about April 11, 2025, subject to shareholder and regulatory approval, the PSF Natural Resources Portfolio will be reorganized into the PSF PGIM Jennison Blend Portfolio and interests in the PSF PGIM Jennison Blend Portfolio(1) variable investment option (the ‘‘surviving option’’) will replace interests in the PSF Natural Resources Portfolio variable investment option (the ‘‘replaced option’’). We will move the assets from the replaced option into the surviving option at relative net asset value. We will also automatically direct any contributions made to the replaced option to the surviving option. Any allocation election to the replaced option will be considered as an allocation election to the surviving option. In addition, if you are enrolled in any optional rebalancing program, any election to rebalance with respect to the replaced option will be considered as a rebalancing election to the surviving option.

You may transfer your account value among the investment options, as usual. These transfers will not count against the limit (if any) on the number of transfers permitted under your policy. Please note that the Company will bear all expenses related to the reorganization and it will have no tax consequences for you. Please contact the customer service center referenced in your Prospectus for more information about your investment options and for information on how to transfer your account value.

(1)	The surviving option is new to your policy and will be added to the Prospectus as of the date the reorganization occurs.

2. PSF PGIM Jennison Blend Portfolio – Portfolio Addition

Upon the reorganization of PSF Natural Resources Portfolio into PSF PGIM Jennison Blend Portfolio, the PSF Natural Resources Portfolio variable investment option is hereby deleted and replaced with the PSF PGIM Jennison Blend Portfolio variable investment option to the “Appendix: Investment Options available under the Policy”:

Unaffiliated Portfolio Companies:

		Current Expenses	Average Annual Total Returns (as of 12/31/2023)
TYPE	Portfolio Company – Investment Adviser; Sub-Adviser(s), as applicable		1 year	5 year	10 year
Equity	PSF PGIM Jennison Blend Portfolio — PGIM Investments LLC; Jennison Associates LLC	0.86%	31.98%	14.25%	10.08%

COIL, IL COLI and IL COLI ‘04 Mad Notices	Catalog No. 800207 (02/25)
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